Q3and Nine Months 2019 Results  October 2019 1

SAFE HARBOR STATEMENT Forward Looking Statements In addition to historical information, this earnings presentation contains "forward‐looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to  differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10‐K for the year ended December 31, 2018, as filed with the Securities and Exchange  Commission on March 11, 2019, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry  regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our  ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively  compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and  financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs.  The forward‐looking statements  included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward‐looking statement for any reason unless required by  law. Non‐GAAP Financial Measures This presentation contains various non‐GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS. These non‐GAAP financial measures have certain limitations, including that  they do not have a standardized meaning and, therefore, our definitions may be different from similar non‐GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to  compare our financial performance to that of other companies. We believe our reporting of these non‐GAAP financial measures assists investors in evaluating our historical and expected operating performance.  However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our  financial performance reported in accordance with GAAP, such as net income. See the Appendix for a reconciliation of the non‐GAAP financial measures used herein to the most directly comparable GAAP  measure. 2

THIRD QUARTER 2019 REVIEW • Q3 2019 net revenue of $66.7 million, compared to $95.5 million in Q3 2018 • Q3 2019 net loss of $2.1 million, compared to net income of $10.0 million in Q3 2018 • Q3 2019 adjusted EBITDA of $6.0 million, compared to $30.5 million in Q3 2018 • Retail trailing 3‐month direct active accounts increased for a third consecutive quarter  • Marketing investment drove new direct account growth of 97% year‐over‐year and 32% quarter‐over‐quarter, positioning us  well for the return of normal market conditions • Pockets of volatility in US equity markets helped our Futures average daily contracts increase 24% over the prior year 3

OPERATING METRICS SHOWING POSITIVE SIGNS  FOR FUTURE ORGANIC GROWTH  New Direct Accounts1 Direct Volume per Active2 Increased 97% y/y and increased 32% q/q Decreased (6)% y/y and (5)% q/q •Upweighted marketing  investment in key markets  delivering direct new account  growth • Trailing 3‐month active  accounts improved 5% q/q 2 Trailing 3‐Month Active Accounts Volume Direct volume decreased (4)% y/y and flat q/q 1. New direct accounts are defined as organically acquired clients that opened an account during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017. 2. GVIX, GAIN’s volatility indicator, is a metric calculated daily by volume weighting the 5‐Day % average true ranges (ATR) of 6 of our major products (Dax, EUR/USD, GBP/USD, USD/JPY, Dow and Gold). The volume weights are based on the relative monthly volumes across these 6 markets. 4

ORGANIC GROWTH INITATIVES DRIVING ACTIVE ACCOUNT GROWTH  1 • Trailing 3‐month direct active accounts have improved  for three consecutive quarters • Q3'19 trailing 3‐month direct actives are now above  Q2'18 pre‐ESMA levels •Marketing efforts are helping to grow direct active  accounts despite the unusually low volatility  environment 1.Excludes acquired FXCM US accounts as these accounts are not impacted by increased marketing spend and are only expected to decrease. 5

BENEFITS FROM INCREASED MARKETING INVESTMENT Cost Efficient Acquisition  ROI Timeline on Track IRR Long Tail of Revenue After four quarters of  Expected payback period on  Three‐year IRR at current  49% of revenues from loyal clients  increased marketing spend, we  the new cohorts also well  marketing investment levels  with tenure of >3 years supported by  continue to track below our  within acceptable range at  continue to exceed  new client cohorts that are building  target cost per new account the higher investment levels expectations successfully and are expected to  while tracking well against new  deliver long tail revenue in the future client acquisition targets 2019 marketing spend trending close to ~$41 M, up approximately 16% year over year as we continue to  optimize our spend and take into account market conditions 1. 49% of total client transaction revenue for the first nine months of 2019 6

AI‐DRIVEN HEDGING MODEL PERFORMANCE Standard Deviation Comparison 0% •New hedging model continues to outperform our past  ‐5% approach to hedging activities as the result of our focus on  ‐10% leveraging data to drive more effective pricing and improved  ‐15% risk management ‐20% ‐25% • Standard deviation of daily revenue is more than 25% lower  ‐30% under the new model Sharpe Ratio1 Comparison 1 •Sharpe ratio is almost 50% higher compared to the old model 50% •Long‐term revenue capture expected to trend in line with  40% previous guidance of $106 RPM 30% 20% 10% 0% Q118 Q218 Q318 Q418 Q119 Q219 Q319 1. The Sharpe ratio is a measure of risk versus return, the higher the ratio the better the return per unit of risk. Calculated as daily revenue / standard deviation of revenue. 7

LONG‐TERM STRATEGIC PRIORITIES TO ACCELERATE ORGANIC GROWTH Data‐Driven Customization Increase  Leverage  Innovate the  Focus on  Marketing  Powerful Brand  Trading  Premium Clients Investment Assets Experience Supported by conversion  Target two distinct  Deliver best‐in‐class trading  Executed through our brand  optimization efforts to further  customer segments with  platforms, decision support  strategy & the development of  increase ROI on marketing  our global brands tools, and innovative new ways  product and services tailored to  spend to trade  experienced traders 8

Financial Review 9

GAIN CAPITAL

KEY FINANCIAL RESULTS & OPERATING METRICS

	3 Months Ended Sept. 30,		9 Months Ended Sept. 30,		$ Change	
	2019	2018	2019	2018	3 Months	9 Months
Net revenue from continuing operations	$ 66.7	$ 95.5	$ 180.6	$ 278.1	$ (28.8)	$ (97.5)
Operating expenses[3]	(60.7)	(65.0)	(185.1)	(196.8)	4.3	11.7
Adjusted EBITDA[1] from continuing operations	**$ 6.0**	**$ 30.5**	**$ (4.4)**	**$ 81.3**	**$ (24.5)**	**$ (85.7)**
Adjusted EBITDA margin %	*9%*	*32%*	*(2)%*	*29%*	*(23%)*	*(31%)*
Net (loss)/income from continuing operations	$ (2.1)	$ 10.0	$ (29.5)	$ 28.7	$ (12.1)	$ (58.2)
Adjusted net (loss)/income[1]	$ (2.8)	$ 13.8	$ (28.7)	$ 31.7	$ (16.6)	$ (60.4)
GAAP diluted EPS from continuing operations	$ (0.06)	$ 0.22	$ (0.79)	$ 0.60	$ (0.28)	$ (1.39)
Adjusted diluted EPS[1] from continuing operations	$ (0.07)	$ 0.31	$ (0.77)	$ 0.70	$ (0.38)	$ (1.47)
Operating Metrics[2]						
Retail OTC ADV (bns)	$ 7.0	$ 7.8	$ 7.3	$ 10.3	$ (0.8)	$ (3.0)
Retail RPM	$ 114	$ 164	$ 97	$ 121	$ (50)	$ (24)
Avg. daily futures contracts	31,895	25,748	30,720	31,149	6,147	(429)
Futures RPC	$ 4.59	$ 5.34	$ 4.78	$ 5.19	$ (0.75)	$ (0.41)

Note: Dollars in millions, except per share data. Columns may not add due to rounding.

(1) This is a non-GAAP financial measure. Please see the appendix to this presentation for a reconciliation to the corresponding GAAP financial measure.

(2) Definitions for operating metrics are available in the appendix to this presentation.

(3) Operating Expenses excludes Depreciation and Amortization, Purchased Intangible Amortization, and certain one-off costs.

10

GAIN | CAPITAL

OPERATING SEGMENT RESULTS: RETAIL

Retail Financial & Operating Results	3 Months Ended Sept. 30,		9 Months Ended Sept. 30,		
	2019	2018	2019	2018	TTM 9/30/19
Trading revenue	$ 52.8	$ 82.9	$ 137.5	$ 239.1	$ 198.6
Other retail revenue	4.2	2.9	12.4	7.0	16.2
Total revenue	**$ 57.0**	**$ 85.9**	**$ 149.9**	**$ 246.1**	**$ 214.8**
Employee compensation and benefits	12.5	14.4	39.0	43.4	51.0
Selling and marketing	10.2	10.0	30.0	22.1	43.2
Referral fees	4.6	5.3	13.4	20.0	20.2
Other operating expenses	17.3	17.2	51.7	53.2	71.2
Segment Profit	**$ 12.4**	**$ 39.0**	**$ 15.9**	**$ 107.3**	**$ 29.1**
Margin %	*22%*	*45%*	*11%*	*44%*	*14%*
Operating Metrics					
ADV (bns)	$ 7.0	$ 7.8	$ 7.3	$ 10.3	$ 7.9
12 month trailing active OTC accounts	118,751	129,182	118,751	129,182	118,751
Client assets	$ 633.0	$ 663.8	$ 633.0	$ 663.8	$ 633.0
RPM	$ 114	$ 164	$ 97	$ 121	$ 97

- Market conditions saw quarterly ADV decrease 10% year-over-year to $7.0 billion
- RPM of $114 for the quarter, slightly above our long-term expectation, and below Q3'18 RPM of $164
- Combined impact of ADV and RPM saw Q3'19 total retail revenue 34% lower year-over-year
- Marketing investment up 36% for the first nine months of 2019 as compared to prior year period
- Overheads[1] for the quarter and YTD were both down 6% compared to prior year

1. Overheads defined as employee compensation and benefits plus other operating expenses.
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

11

OPERATING SEGMENT RESULTS: FUTURES Futures Financial & Operating Results • Futures average daily contracts were up 24%  3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 TTM 9/30/19 to 31,895 during Q3'19 Trading revenue $ 9.4 $ 8.7 $ 27.6 $ 30.4 $ 36.9 Other futures revenue 1.2 1.1 4.1 2.9 5.4 • Revenue per contract decreased to $4.59 due  Total revenue $ 10.6 $ 9.7 $ 31.7 $ 33.3 $ 42.3 to a shift in product mix Employee compensation and benefits 2.5 2.4 7.5 7.8 9.5 Selling and marketing 0.2 0.2 0.6 0.6 0.8 1  Referral fees 3.0 2.8 8.8 10.0 12.0 •Overheadsfor YTD were 4% lower over the  Other operating expenses 3.3 3.0 9.9 10.4 13.5 prior year period Segment Profit $ 1.7 $ 1.3 $ 4.8 $ 4.5 $ 6.5 Margin % 16% 13% 15% 14% 15% • YTD profit margin improved slightly to 15%  Operating Metrics and Q3'19 profit margin improved to 16%  Avg. daily contracts 31,895 25,748 30,720 31,149 31,289 12 month trailing active futures accounts 7,406 7,550 7,406 7,550 7,406 Client assets $ 216.8 $ 223.5 $ 216.8 $ 223.5 $ 216.8 Revenue/contract $ 4.59 $ 5.34 $ 4.78 $ 5.19 $ 4.68 1. Overheads defined as employee compensation and benefits plus other operating expenses.  Note:  Dollars in millions, except where noted otherwise.  Columns may not add due to rounding. 12

STRONG LIQUIDITY POSITION Cash and cash equivalents of $200.7 million1 at the end of Q3 2019 Liquidity Broker receivables increased to $107.7 million in Q3 2019 from $57.5 million  in Q3 2018  Quarterly dividend of $0.06 per share approved ▪ Record date: December 10, 2019 Quarterly Dividends ▪ Payment date: December 17, 2019 Liquidity: $200.7 million1 While GAIN did not repurchase shares during Q3 2019, we remain  Buyback Program committed to actively returning capital to shareholders Approximately $41 million authorized and remaining for additional  repurchases as of September 30, 2019 Eleven transactions since IPO in 2010  Corporate  Well positioned to pursue selective transactions that provide geographic  Development or product expansion 1. Cash and cash equivalents as presented on the Balance Sheet and Liquidity pages in the appendix. 13

POSITIONED TO DELIVER LONG‐TERM VALUE Proven Leader in a Large, Attractive and Growing Market Diverse and Scalable Business Model Multiple Levers to Drive Growth and  Operational Efficiency Risk Management Controls Limit  Market Volatility Headwinds Strong Financial and Credit Profile 14

Appendix 15

2021 OPERATING AND FINANCIAL TARGETS FY 2018 Performance FY 2021 Outlook Operational New Direct Accounts 87.6K 38% to 42% growth Retail Volume $2.6 trillion 30% to 35% growth Financial Revenue1 $358 million $420 to $460 million Overhead Costs $190 million $190 to $200 million EBITDA Margin 24% 30% to 35% EPS $0.60 $2.15 to $2.40 1. Assumes long‐term average RPM of $106 16

GAIN | CAPITAL

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
REVENUE				
Retail revenue	$ 52.8	$ 82.9	$ 137.5	$ 239.1
Futures revenue	9.4	8.7	27.6	30.4
Other revenue	0.8	1.2	4.3	1.7
Total non-interest revenue	**62.9**	**92.8**	**169.4**	**271.2**
Interest revenue	4.3	3.3	13.1	8.2
Interest expense	0.6	0.5	1.8	1.3
Total net interest revenue	**3.8**	**2.8**	**11.3**	**6.9**
Net revenue	**$ 66.7**	**$ 95.5**	**$ 180.6**	**$ 278.1**
EXPENSES				
Employee compensation and benefits	19.3	22.9	62.2	69.7
Selling and marketing	10.4	10.2	30.7	23.0
Referral fees	7.6	8.1	22.2	30.0
Trading expenses	5.2	5.8	16.1	17.1
General and administrative	13.3	12.2	37.8	38.9
Depreciation and amortization	4.1	4.7	12.8	15.4
Purchased intangible amortization	1.8	3.5	7.0	10.8
Communications and technology	4.4	5.5	14.9	16.4
Bad debt provision	0.5	0.3	1.4	1.7
Contingent provision	0.0	5.0	0.0	5.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Total operating expenses	66.6	78.2	205.0	227.9
OPERATING PROFIT/(LOSS)	**$ 0.1**	**$ 17.3**	**$ (24.4)**	**$ 50.2**
Interest expense on long term borrowings	3.4	3.4	10.1	10.1
(LOSS)/INCOME BEFORE INCOME TAX	**$ (3.3)**	**$ 13.9**	**$ (34.5)**	**$ 40.1**
Income tax (benefit)/expense	(1.2)	4.0	(5.0)	11.4
NET (LOSS)/INCOME FROM CONTINUING OPERATIONS	**$ (2.1)**	**$ 10.0**	**$ (29.5)**	**$ 28.7**
Income from discontinued operations	**0.0**	**2.3**	**0.0**	**67.3**
NET (LOSS)/INCOME	**$ (2.1)**	**$ 12.3**	**$ (29.5)**	**$ 96.0**
Net income attributable to non-controlling interests	0.0	0.1	0.0	0.6
NET (LOSS)/INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	**$ (2.1)**	**$ 12.2**	**$ (29.5)**	**$ 95.4**

Note: Dollars in millions, except share and per share data. Columns may not add due to rounding.
(1) Total shares outstanding at September 30, 2019 was 37,419,981

17

CONDENSED CONSOLIDATED BALANCE SHEET As of 9/30/2019 12/31/2018 ASSETS: Cash and cash equivalents $ 200.7 $ 278.9 Cash and securities held for customers 849.8 842.5 Receivables from brokers 107.7 84.3 Property and equipment, net 28.8 30.6 Intangible assets, net 24.5 32.2 Goodwill 27.5 27.8 Other assets 49.0 36.4 Total assets $ 1,288.0 $ 1,332.5 LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers $ 849.8 $ 842.5 Payables to brokers 2.5 1.6 Accrued compensation and benefits 5.4 11.2 Accrued expenses and other liabilities 37.6 41.6 Income tax payable 2.7 5.8 Convertible senior notes 136.9 132.1 Total liabilities $ 1,035.0 $ 1,034.8 Shareholders' Equity 253.0 297.8 Total liabilities and shareholders' equity $ 1,288.0 $ 1,332.5 Note: Dollars in millions. Columns may not add due to rounding. 18

LIQUIDITY $m Q3 19 Q2 19 Q1 19 Q4 18 TTM Cash & Equivalents Prior Period $ 208.5 $ 218.0 $ 278.9 $ 362.3 $ 362.3 EBITDA $ 6.0 $ 13.0 $ (23.5) $ 5.2 $ 0.7 Capital expenditures (4.8) (4.0) (3.1) (3.3) $ (15.2) Tax and convertible interest (4.3) (2.5) (7.8) (1.4) $ (16.0) Dividends, buybacks and convertibles (2.2) (5.0) (6.5) (10.6) $ (24.3) Corporate activity 0.0 0.0 (2.4) (50.0) $ (52.4) Receivable from brokers 3.2 (12.2) (14.4) (26.8) $ (50.2) Working capital (5.7) 1.2 (3.2) 3.4 $ (4.3) Total Cash (Outflow)/Inflow $ (7.8) $ (9.5) $ (60.9) $ (83.5) $ (161.7) Cash & Equivalents Current Period $ 200.7 $ 208.5 $ 218.0 $ 278.9 $ 200.7 Note: Dollars in millions. Columns may not add due to rounding. 19

GROUP ADJUSTED EBITDA & ADJUSTED NET INCOME Continuing Operations 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 Net revenue $ 66.7 $ 95.5 $ 180.6 $ 278.1 Operating expenses: Employee compensation and benefits $ 19.3 $ 22.9 $ 62.2 $ 69.7 Selling and marketing 10.4 10.2 30.7 23.0 Referral fees 7.6 8.1 22.2 30.0 Trading expenses 5.2 5.8 16.1 17.1 General and administrative(1) 13.3 12.2 37.6 38.9 Communication and technology 4.4 5.5 14.9 16.4 Bad debt provision 0.5 0.3 1.4 1.7 Total operating expenses 60.7 65.0 185.1 196.8 Adjusted EBITDA 6.0 30.5 (4.4) 81.3 Margin % 9% 32% (2)% 29% Depreciation and amortization $ 4.1 $ 4.7 $ 12.8 $ 15.4 Purchased intangible amortization 1.8 3.5 7.0 10.8 Interest expense on long term borrowings 3.4 3.4 10.1 10.1 Adjusted Pre‐Tax (Loss)/Income (3.3) 18.9 (34.3) 45.0 Adjusted income tax benefit/(expense) 0.5 (5.0) 5.6 (12.6) Non‐controlling interest 0.0 (0.1) 0.0 (0.6) Adjusted Net (Loss)/Income $ (2.8) $ 13.8 $ (28.7) $ 31.7 Note: Dollars in millions. Columns may not add due to rounding. (1) Excludes a contingent provision of $0.2 million for the nine months 2019, which is a one‐off cost to arrive at adjusted EBITDA. 20

ADJUSTED EBITDA & MARGIN RECONCILIATION  Continuing Operations 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 Net Revenue $ 66.7 $ 95.5 $ 180.6 $ 278.1 Net (Loss)/Income (2.1) 10.0 (29.5) 28.7 Net (Loss)/Income Margin %(3)%10%(16)%10% Net (Loss)/Income $ (2.1) $ 10.0 $ (29.5) $ 28.7 Depreciation and amortization 4.1 4.7 12.8 15.4 Purchase intangible amortization 1.8 3.5 7.0 10.8 Interest expense on long term borrowings 3.4 3.4 10.1 10.1 Income tax (benefit)/expense (1.2) 4.0 (5.0) 11.4 Contingent provision 0.0 5.0 0.2 5.0 Impairment of investment 0.0 0.0 0.0 (0.1) Adjusted EBITDA $ 6.0 $ 30.5 $ (4.4) $ 81.3 Adjusted EBITDA Margin %(1) 9% 32% (2)%29% Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 21

ADJUSTED NET INCOME AND EPS RECONCILIATION Continuing Operations 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 Net (loss)/income $ (2.1) $ 10.0 $ (29.5) $ 28.7 Income tax (benefit)/expense (1.2) 4.0 (5.0) 11.4 Pre‐tax (loss)/income $ (3.3) $ 13.9 $ (34.5) $ 40.1 Adjustments: Contingent provision 0.0 5.0 0.2 5.0 Impairment of investment 0.0 0.0 0.0 (0.1) Adjusted pre‐tax (loss)/income $ (3.3) $ 18.9 $ (34.3) $ 45.0 Adjusted income tax (1) 0.5 (5.0) 5.6 (12.6) Non‐controlling interest 0.0 (0.1) 0.0 (0.6) Adjusted net (loss)/income $ (2.8) $ 13.8 $ (28.7) $ 31.7 Adjusted (loss)/earnings per Common Share: Basic $ (0.07) $ 0.31 $ (0.77) $ 0.71 Diluted $ (0.07) $ 0.31 $ (0.77) $ 0.70 Weighted average common shares outstanding used in  computing adjusted (loss)/earnings per common share: Basic 37,404,223 44,553,903 37,371,676 44,787,875 Diluted 37,404,223 44,984,721 37,371,676 45,270,797 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The company’s forecast tax rate reconciliation is included in this presentation. 22

ADJUSTED INCOME TAX BENEFIT/(EXPENSE) RECONCILIATION 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 GAAP pre‐tax (loss)/income $ (3.3) $ 13.9 $ (34.5) $ 40.1 GAAP tax rate 14.5% 28.4% 14.5% 28.4% Initial adjusted tax benefit/(expense) 0.5 (4.0) 5.0 (11.4) Uncertain tax position 0.0 0.0 0.2 (0.2) One off adjustments 0.0 (1.0) (0.1) (1.0) Basis adjustment 0.0 0.0 0.5 0.0 Adjusted tax benefit/(expense) $ 0.5 $ (5.0) $ 5.6 $ (12.6) Adjusted pre‐tax (loss)/income $(3.3) $ 18.9 $ (34.3) $ 45.0 Adjusted tax rate 14.5% 26.4% 16.4% 28.1% Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. 23

EPS COMPUTATION 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 Net (loss)/income from continuing operations $ (2.1) $ 10.0 $ (29.5) $ 28.7 Less income attributable to non‐controlling interests 0.0 0.1 0.0 0.6 Net (loss)/income from continuing operations $ (2.1) $ 9.8 $ (29.5) $ 28.1 Adjustment(1) 0.0 0.0 0.0 (0.9) Net (loss)/income available to GAIN common shareholders from continuing operations $ (2.1) $ 9.8 $ (29.5) $ 27.2 (Loss)/Earnings per common share Basic (loss)/earnings from continuing operations $ (0.06) $ 0.22 $ (0.79) $ 0.61 Diluted (loss)/earnings from continuing operations $ (0.06) $ 0.22 $ (0.79) $ 0.60 Weighted average common shares outstanding used in computing (loss)/earnings per common  share: Basic 37,404,223 44,553,903 37,371,676 44,787,875 Diluted 37,404,223 44,984,721 37,371,676 45,270,797 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The adjustment relates to the Company's redeemable non‐controlling interests. An increase to the carrying value reduces earnings available to the Company's shareholders. A decrease to the carrying value increases earnings available to the Company's shareholders. 24

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 Retail segment $ 12.4 $ 39.0 $ 15.9 $ 107.3 Futures segment 1.7 1.3 4.8 4.5 Corporate and other (8.1) (9.8) (25.3) (30.5) Segment profit/(loss) $ 6.0 $ 30.5 $ (4.6) $ 81.3 Depreciation and amortization $ 4.1 $ 4.7 $ 12.8 $ 15.4 Purchased intangible amortization 1.8 3.5 7.0 10.8 Contingent provision 0.0 5.0 0.0 5.0 Impairment of investment 0.0 0.0 0.0 (0.1) Operating profit/(loss) $ 0.1 $ 17.3 $ (24.4) $ 50.2 Interest expense on long term borrowings 3.4 3.4 10.1 10.1 (Loss)/Income before income tax (benefit)/expense $ (3.3) $ 13.9 $ (34.5) $ 40.1 Note: Dollars in millions. Columns may not add due to rounding. 25

GAIN CAPITAL

PRO FORMA RECONCILIATION

	Q1 2018			Q2 2018			Q3 2018		
	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops
REVENUE:									
Retail revenue	$ 84.1	$ 0.0	$ 84.1	$ 72.0	$ 0.0	$ 72.0	$ 82.9	$ 0.0	$ 82.9
Institutional revenue	8.5	8.5	0.0	7.9	7.9	0.0	0.0	0.0	0.0
Futures revenue	10.6	0.0	10.6	11.1	0.0	11.1	8.7	0.0	8.7
Interest and other revenue	3.6	0.0	3.6	1.1	0.1	1.0	4.0	0.0	4.0
Net revenue	**$ 106.9**	**$ 8.5**	**$ 98.5**	**$ 92.2**	**$ 8.0**	**$ 84.2**	**$ 95.5**	**$ 0.0**	**$ 95.5**
EXPENSES:									
Employee compensation and benefits	27.8	3.4	24.3	24.9	2.5	22.5	22.9	0.1	22.8
Selling and marketing	6.0	0.1	6.0	6.8	0.0	6.8	10.2	0.0	10.2
Referral fees	11.9	0.5	11.4	11.0	0.5	10.5	8.1	0.0	8.1
Trading expenses	8.5	2.7	5.8	8.3	2.8	5.5	5.8	0.0	5.8
General and administrative	13.0	0.5	12.5	14.8	0.5	14.2	12.2	0.0	12.2
Depreciation and amortization	5.7	0.3	5.4	5.4	0.1	5.3	4.7	0.0	4.7
Purchased intangible amortization	4.2	0.5	3.7	4.0	0.4	3.6	3.5	0.0	3.5
Communications and technology	5.5	0.1	5.4	5.6	0.1	5.5	5.5	0.0	5.5
Bad debt provision	1.1	0.0	1.1	0.3	0.0	0.3	0.3	0.0	0.3
Restructuring expenses	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.0
Contingent provision	0.0	0.0	0.0	0.0	0.0	0.0	5.0	0.0	5.0
Impairment of investment	(0.1)	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0
Total expenses	83.6	8.1	75.4	81.3	7.1	**74.2**	78.2	0.1	78.1
OPERATING PROFIT/(LOSS)	**$ 23.3**	**$ 0.4**	**$ 22.9**	**$ 10.9**	**$ 0.9**	**$ 10.0**	**$ 17.3**	**$ (0.1)**	**$ 17.4**
Interest expense on long term borrowings	3.3	0.0	3.3	3.4	0.0	3.4	3.4	0.0	3.4
INCOME/(LOSS) BEFORE INCOME TAX	**$ 20.0**	**$ 0.4**	**$ 19.6**	**$ 7.5**	**$ 0.9**	**$ 6.6**	**$ 13.9**	**$ (0.1)**	**$ 13.9**

Note: Dollars in millions. Columns may not add due to rounding. Q3 2019 not presented as there are no discontinued operations.

26

DISCONTINUED OPERATIONS 3 Months Ended Sept.30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 REVENUE: Institutional revenue $ 0.0 $ 0.0 $ 0.0 $ 16.4 Total non‐interest revenue 0.0 0.0 0.0 16.4 Interest revenue 0.0 0.0 0.0 0.1 Total net interest revenue  0.0 0.0 0.0 0.1 Net revenue $ 0.0 $ 0.0 $ 0.0 $ 16.5 EXPENSES: Employee compensation and benefits $ 0.0 $ 0.1 $ 0.0 $ 6.0 Trading expenses  0.0 0.0 0.0 5.4 Other expenses 0.0 0.0 0.0 4.0 Total operating expense  0.0 0.1 0.0 15.4 OPERATING (LOSS)/PROFIT 0.0 (0.1) 0.0 1.1 Gain on sale of discontinued operations 0.0 (0.1) 0.0 69.4 (LOSS)/INCOME BEFORE INCOME TAX BENEFIT 0.0 (0.3) 0.0 70.6 Income tax (benefit)/expense 0.0 (2.6) 0.0 3.2 NET INCOME FROM DISCONTINUED OPERATIONS $ 0.0 $ 2.3 $ 0.0 $ 67.3 Note: Dollars in millions. Columns may not add due to rounding. 27

RETAIL REVENUE PER MILLION 28

OPERATING SEGMENT RESULTS: CORPORATE & OTHER Corporate & Other Financial & Operating Results 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2019 2018 2019 2018 TTM 9/30/19 Other loss $ (0.9) $ (0.1) $ (0.9) $ (1.3) $ (2.0) Employee compensation and benefits 4.3 6.1 15.7 18.4 21.0 Selling and marketing 0.0 0.1 0.0 0.2 0.1 Other operating expenses 2.8 3.6 8.6 10.6 11.9 Loss $ (8.1) $ (9.8) $ (25.3) $ (30.5) $ (35.0) Note:  Dollars in millions, except where noted otherwise.  Columns may not add due to rounding. 29

QUARTERLY OPERATING METRICS Three Months Ended, Sep‐18 Dec‐18 Mar‐19 Jun‐19 Sep‐19 Retail Segment OTC Trading Volume (1)(2) $ 506.5 $ 631.0 $ 487.3 $ 464.3 $ 463.1 OTC Average Daily Volume $ 7.8 $ 9.7 $ 7.7 $ 7.1 $ 7.0 12 Month Trailing Active OTC Accounts (3) 129,182 123,171 120,641 118,320 118,751 3 Month Trailing Active OTC Accounts (3) 71,597 68,696 70,051 69,556 72,909 Futures Segment Number of Futures Contracts 1,622,114 2,109,516 1,755,873 1,978,251 2,041,253 Futures Average Daily Contracts 25,748 32,961 28,785 31,401 31,895 12 Month Trailing Active Futures Accounts (3) 7,550 7,717 7,387 7,406 7,406 1 US dollar equivalent of notional amounts traded.  2 For the quarter, indirect volume represented 21% of total retail OTC trading volume. 3 Accounts that executed a transaction during the relevant period. Note: Retail volumes in billions. Definitions for all operating metrics are available elsewhere in this presentation. 30

OPERATING METRICS 31

DEFINITION OF METRICS •Active Accounts: Accounts that executed a transaction during the period • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded •Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or  losses arising from open positions 32